Update of SEL-212 Phase 2 Clinical Data in Symptomatic Gout Patients: SVP-Rapamycin Combined with Pegadricase Mitigates Immunogenicity and Enables Sustained Reduction of Serum Uric Acid Levels, Low Rate of Gout Flares and Monthly Dosing Earl Sands1, Alan J. Kivitz2, Wesley DeHaan1, Lloyd Johnston1 and Takashi Kei Kishimoto1 1Selecta Biosciences, Watertown, Massachusetts; 2Altoona Center for Clinical Research, Altoona, Pennsylvania Abstract Background Results Summary Background/Purpose: Pegylated uricases are promising therapies for the Pegadricase SEL-212/201: Ongoing Phase 2 Clinical Trial SEL-212 Five monthly dose cohorts • Projections suggest 66% of patients with SUA treatment of severe chronic gout, but are limited by their immunogenicity. We have previously shown that synthetic vaccine particles Pegadricase • Uricases have been shown to be very effective in Treatment Week 0 Treatment Weeks 4, 8, 12, 16 control during 5 months of treatment Study description Cohort significantly reducing serum uric acid levels in patients Status encapsulating rapamycin (SVP-Rapamycin) co-administered with Pegadricase SVP-Rapamycin Pegadricase SVP-Rapamycin with chronic severe gout • Evaluate the safety, pharmacokinetics, pharmacodynamics and • Monthly dosing pegadricase (formerly known as pegsiticase) prevented the formation of 13 0.2 mg/kg 0.15 mg/kg 0.2 mg/kg 0.15 mg/kg Ongoing anti-drug antibodies (ADAs) in a dose-dependent manner. A Phase 1b • Uricases are highly immunogenic, compromising their immunogenicity of repeated monthly IV infusions of SEL-212 in 15 0.2 mg/kg 0.15 mg/kg 0.2 mg/kg 0.1 mg/kg Ongoing • Low flare rates study of SEL-212, a novel combination product candidate consisting of safety and efficacy patients with symptomatic gout and elevated SUA levels (>6 mg/dL) 17 0.2 mg/kg 0.1 mg/kg 0.2 mg/kg 0.1 mg/kg Ongoing pegadricase and SVP-Rapamycin, demonstrated sustained control of • Pegadricase is a pegylated uricase enzyme that is • Cohorts of patients administered five q28 day IV infusions of 0.2 mg/kg • DECT imaging shows potential to rapidly eliminate serum uric acid (SUA) for at least 30 days after a single dose. Here we being developed in combination with SVP-Rapamycin pegadricase in combination with 0.1 - 0.15 mg/kg doses of SVP- • Five monthly dose cohorts demographics: tissue urate burden (see poster 2205) report data on the safety, tolerability, and effects on SUA, ADAs, and gout to mitigate its immunogenicity Rapamycin • 46 patients with established or symptomatic gout (≥1 tophus, ≥ 1 flares of five monthly doses of SEL-212 in symptomatic gout patients • Monitored for safety, uric acid levels, uricase pharmacodynamic gout flare in last 6 months, or chronic gouty arthropathy) with • 5 months combination treatment has not shown treated with 0.1 or 0.15 mg/kg SVP-Rapamycin in combination with 0.2 SVP-Rapamycin activity, and anti-uricase-antibodies (ADAs) hyperuricemia (> 6mg/dL SUA) any emerging safety signals mg/kg pegadricase. • Average SUA at enrollment/screening: 8.3 mg/d SVP-Rapamycin • Male or female subjects ages 21 to 75 inclusive Methods: Patients with symptomatic gout (≥1 tophus, gout flare within 6 6 hr post IV injection of fluorescent • Average age: 53.6 (range 23-70) • Proposed dose regimens identified for Phase 3 Rapamycin nanoparticles in mice Clinicaltrials.gov NCT02959918 months, and/or gouty arthropathy) and elevated SUA (≥6 mg/dL) were SVP • Male, 45 (97.8%); Female, 1 (2.2%) enrolled in SEL-212 treatment cohorts. Patients reported here received up Macrophages • Caucasian, 34 (73.9%); African American, 10 (21.7%); Asian 1 trials Dendritic cells to five monthly doses of SEL-212 (0.2 mg/kg pegadricase combined with PLA, PLA-PEG B cells Patients (%) With Sustained SUA Control (2.2%) and Other 1 (2.2%) 0.1 or 0.15 mg/kg SVP-Rapamycin). Safety, tolerability, SUA, and ADAs • Mean BMI at baseline: 34.5 kg/m2 (71.7% of patients moderately were monitored, and clinical data were collected. • SVP-Rapamycin is a biodegradable Pegadricase + SVP-Rapamycin obese) SEL-212 Clinical Development Plan nanoparticle that encapsulates SEL-212 • Mean duration of established or symptomatic gout: 12.5 years. Results: As of 09 Oct 2018, 152 patients had been dosed in the Phase 2 1 0 0 study. All evaluable patients receiving 0.1 or 0.15 mg/kg SVP-Rapamycin rapamycin, an mTOR inhibitor Pegadricase 0.2 mg/kg administered with 0.2 mg/kg pegadricase who achieved three months of 66% (21/32)* • Intravenous injection of SVP- SVP-Rapamycin 5 0 Incidence of Gout Flares by Month DETERMINATION OF DOSE REGIMEN TO TAKE INTO PHASE 3 PHASE 3 PROGRAM WITH DEFINED DOSE REGIMEN SUA control maintained SUA control in months four and five of combination Rapamycin results in selective 0.1 or 0.15 mg/kg e r 6 0 a 5 0 treatment. Projection for remaining patients in 5 dose cohorts suggest accumulation in the spleen and liver, 0 l Phase 2 Dose Ranging P e g a d r i c a s e a l o n e Phase 1 a 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 F % mg/dLPts.<6 SUA % Dose Finding approximately 66% of patients will maintain SUA levels below 6 mg/dL at where it is endocytosed by dendritic h S E L - 2 1 2 t Matrix approach to find best Week i 4 0 3 5 3 4 week 20 after five monthly doses of SEL-212. The sustained reduction of w pegadricase* doses of the two 6 Monthly Combination Injections of SEL-212 cells (DC) and macrophages s components t (N= 22) SUA correlated with low or no ADAs. SEL-212 was generally well tolerated • SVP-Rapamycin is designed to be co-administered with biologic drugs Full 20 week data are pending for 5 patients in the 5 dose cohorts n e • 9 Cohorts of 3 injections i 2 0 and associated with a low rate of gout flare rates. Thirty-five percent of t of combination + 2 • 16/16 patients (100%) who completed 20 weeks of combination a to mitigate the formation of ADAs through the induction of immune 9 Phase 1 b P 6 6 injections of bare patients treated with five doses of 0.1-0.15 mg/kg SVP-Rapamycin, and tolerance and thus enable sustained therapeutic activity of the biologic treatment had SUA <6 mg/dL at 12 weeks and maintained control Dose Finding % enzyme only 29% of all current patients in the SEL-212 Phase 2 trial, experienced 0 Primary Clinical Endpoint: (Kishimoto et al., 2016, Nature Nanotech) through 20 weeks 1 1 2 3 4 5 SVP-Rapamycin (N = 106) gout flares after initiation during the first month of treatment with continued +/- pegadricase • The 5 patients who are pending had SUA <6 mg/dL at 12 weeks M o n t h a f t e r i n i t i a t i o n o f t r e a t m e n t • 3 Cohorts of 5 injections Serum uric acid < 6 mg/dL reduction of gout flare rates over months two through five. This low rate of (N= 63) of combination SEL-212 *We project 66% of patients (21/32) will complete the 20 week period measured at month 3 and 6 gout flares appears to be in contrast with higher incidence of gout flares • Data indicate SEL-212 lowers flares initially and over time during (N = 46) with SUA< 6 mg/dL based on rate of SUA control for patients who have reported in clinical trials involving other urate lowering therapies. • SEL-212 is a combination drug comprised of pegadricase and SVP- treatment Rapamycin completed the treatment period Efficacy Goal: Conclusion: SEL-212 has been well-tolerated, showing substantially • Majority of flares occur in months 1 & 2 65% - 75% reduced immunogenicity, sustained control of SUA, and low rate of gout • The co-administration of SVP-Rapamycin and pegadricase is designed Week 20 Evaluable patients = patients who received a full first dose and did not discontinue due to any measure other than drug effectiveness or drug related safety • There are no new patients who flare after second month flares with repeated monthly dosing. to induce the formation of regulatory T cells that mitigate the formation of ADAs against pegadricase and enable sustained reduction of serum Patients who received a full first dose and completed respective treatment cycle uric acid (sUA) levels Safety Spleen Acknowledgements Disclosures Induction of • SEL-212 has been generally well tolerated at clinically active doses for 5-combination dose cohorts following >130 administrations tolerogenic Dendritic cell dendritic cells • 46 patients in 5-combination dose cohorts have been dosed in the Phase 2 study as of October 9, 2018 ES, WD, LJ, and TKK are employees and shareholders of Selecta • 5 months of combination treatment has not shown any emerging safety signals We thank all of the patients that participated in the clinical trial. Biosciences Naïve T cell • 7 SAEs (5 individual patients) reported in the 5-combination dose cohorts: We are very grateful to the clinical trial site investigators, their Mitigation of Helper T cell Prevention - ImmunogenicityNaïve T cell B cell of ADAs 4 SAEs were reported not to be or unlikely to be related to study drug staff and the entire Selecta SEL-212 project team with Tolerogenic - 1 SAE was reported to be possibly related to study drug SVP-Rapamycin Pegadricase Nanoparticles Regulatory  T cell - 2 SAEs (infusion reactions) were reported as related or possibly related to study drug, both of which occurred during the infusion of SEL-212 in Immune tolerance mediated Treatment Period 2 by regulatory T cells - No SAEs occurred in Treatment Periods 4 or 5